                                                                    EXHIBIT 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") is made as of this 24th day of July, 1997 by and among SUMMIT PROPERTIES PARTNERSHIP, L.P., a Delaware limited partnership doing business in North Carolina as SUMMIT PROPERTIES PARTNERSHIP, LIMITED PARTNERSHIP ("Borrower"), FIRST UNION NATIONAL BANK (formerly known as First Union National Bank of North Carolina), a national banking association ("FUNB"), WACHOVIA BANK OF NORTH CAROLINA, N.A., a national banking association ("Wachovia") and FIRST UNION NATIONAL BANK (formerly known as First Union National Bank of North Carolina), a national banking association, as agent (in such capacity, "Agent").


                              STATEMENT OF PURPOSE

         The parties hereto have entered into that certain Credit Agreement dated November 18, 1996 whereby FUNB and Wachovia agree to lend on the terms and conditions set forth therein up to One Hundred Fifty Million Dollars ($150,000,000.00) on a revolving basis to Borrower (the "Credit Agreement"). The parties have discovered that one of the provisions of the Credit Agreement imposed obligations on the Borrower which were not intended by the parties thereto. The parties desire to correct such provision in order to properly reflect the intention of all parties.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Credit Agreement in the manner set forth below:

         Section 7.12 of the Credit Agreement is hereby deleted and the following is inserted in lieu thereof:

         "SECTION 7.12. NO ADDITIONAL SECURED RECOURSE DEBT. Neither the
              Borrower nor the Guarantor shall incur any secured debt pursuant to which any creditor shall have recourse against the Borrower, the Guarantor or any Affiliate of the Borrower or the Guarantor other than Secured Recourse Debt permitted under SECTION 8.1.5 and Indebtedness secured by one or more the Bond Financed Communities."

              All terms beginning with capital letters not defined herein shall have the meanings set forth for such terms in the Credit Agreement. Except as expressly set forth herein or as may be necessary to reflect the intention of the parties hereto as set forth herein, all other terms and provisions of the Credit Agreement are hereby ratified and affirmed.

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         IN WITNESS WHEREOF, the Borrower, the Agent and the Banks have caused this Amendment to be executed under seal by their respective duly authorized officers as of the date first set forth above.

                                        BORROWER:

                                        SUMMIT PROPERTIES PARTNERSHIP, L.P.,
                                        doing business in North Carolina as
                                        Summit Properties Partnership,
                                        Limited Partnership [SEAL]

                                        By: SUMMIT PROPERTIES INC., doing
                                            business in North Carolina as Summit
                                            Properties Real Estate, Inc.,
                                            General Partner

ATTEST:                                      By:
                                                -------------------------------
                                                                      President
                                                ----------------------
By:
   -----------------------------
                       Secretary
   --------------------

[CORPORATE SEAL]
                                            FUNB:

                                            FIRST UNION NATIONAL BANK

                                            By:
                                               -----------------------
                                               Thomas D. Pinchak,
                                               Senior Vice President
ATTEST:

-------------------
Assistant Secretary

         [BANK SEAL]
                                            WACHOVIA

                                            WACHOVIA BANK OF NORTH
                                            CAROLINA, N.A.

                                            By:
                                               -----------------------
                                               Wayne A. Osella,
                                               Senior Vice President
ATTEST:

-------------------
Assistant Secretary
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                                            AGENT:

                                            FIRST UNION NATIONAL BANK

                                            By:
                                               ----------------------
                                               Thomas D. Pinchak,
                                               Senior Vice President
ATTEST:

-------------------
Assistant Secretary

         [BANK SEAL]


         The undersigned, as the Guarantor referred to in the Credit Agreement, hereby executes this First Amendment to acknowledge its consent thereto and hereby agrees that it will continue to be bound by the provisions of the Guaranties executed by it pursuant to the Credit Agreement.


                                            GUARANTOR:

                                            SUMMIT PROPERTIES INC.,
                                            doing business in North
                                            Carolina as Summit
                                            Properties Real Estate, Inc.

                                            By:
                                               ----------------------------
                                                                  President
                                               -------------------
ATTEST:

-------------------
Assistant Secretary

[CORPORATE SEAL]